____________________________________________________________________

____________________________________________________________________


     4
     1

EXHIBIT 10A
                                U S WEST, INC.
                          RESTRICTED STOCK AGREEMENT
                               GRANT # ________


THIS AGREEMENT is entered into as of _______, between U S WEST, Inc. (the "Company") and ___________ (the "Grantee").
                                   RECITAL

        Pursuant to the U S WEST, Inc. 1994 Stock Plan (the "Plan"), the Human Resources Committee of the Board of Directors (the "Committee") has granted to the Grantee on ____________, as a matter of separate inducement in connection with his/her engagement with the Company or a Related Entity, and not in lieu of salary or other compensation for his/her services, restricted shares of Common Stock ("Restricted Stock") issued by the Company on the terms and conditions set forth herein.

                                  AGREEMENT

       In consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the parties hereto agree as follows:

         1. Grant of Restricted Stock. On the terms and conditions set forth herein, the Company hereby grants to the Grantee an aggregate of _______ shares of Restricted Stock. The Restricted Stock is granted pursuant to the Plan, the terms of which are incorporated by reference and apply to this Agreement as if they were set forth herein. Terms used in this Agreement and not otherwise defined shall have the meanings ascribed to them in the Plan.

     2. Restricted Period. The Restricted Stock shall become Vested in accordance with the following schedule and is herein called the "Restricted Period." Except as set forth below, the Restricted Stock shall not become Vested before the expiration of the Restricted Period, regardless of the circumstances under which the Grantee's employment is terminated, and the Restricted Stock shall consequently remain subject to forfeiture during the Restricted Period.

                              RESTRICTED PERIOD




          (i) Death. In the event of the death of the Grantee, the Restricted Stock shall no longer be subject to any restriction and shall be immediately Vested.

           (ii) Disability. If the Grantee's employment with the Company or a Related Entity is terminated because of Disability, the Restricted Stock shall no longer be subject to any restriction and shall be immediately Vested.

          (iii) Other Termination. If the Grantee's employment with the Company or a Related Entity is terminated for any reason other than for death or Disability, the Restricted Stock shall be forfeited unless the Committee, in its sole discretion, determines that such Restricted Stock is then Vested or sets alternative terms on which such Restricted Stock may become Vested.

          (iv) Change of Control. Upon the occurrence of a Change of Control, the Restricted Stock shall no longer be subject to any restriction and shall be immediately Vested.

     3. Custody; Voting and Dividends. The Company shall hold the Restricted Stock in an account on behalf of the Grantee. The Grantee shall execute and return the attached stock power in favor of the Company, to be exercised by the Company only in the case of the forfeiture or other return of the Restricted Stock to the Company as provided herein. The Grantee shall receive such dividends as may be declared on such Restricted Stock, and shall be entitled to voting privileges associated with such Restricted Stock.

     4. Non-Transferability of Restricted Stock. The Restricted Stock is not transferable other than by will or the laws of descent and distribution. The Restricted Stock shall not be otherwise transferred or assigned, pledged, hypothecated or otherwise disposed of in any way, whether by operation of law or otherwise, and shall not be subject to execution, attachment or similar process, it being understood that the Restricted Stock shall not be assignable or transferable pursuant to a domestic relations order. Upon any attempt to transfer the Restricted Stock other than by will or the laws of descent and distribution, or to assign, pledge, hypothecate or otherwise dispose of the Restricted Stock, or upon the levy of any execution, attachment or similar process upon the Restricted Stock, the Restricted Stock shall immediately be canceled.

     5. Decisions of Committee. Any decision, interpretation or other action made or taken in good faith by the Committee arising out of or in connection with the Plan or the Restricted Stock shall be final, binding and conclusive on the Company and the Grantee and any respective heir, executor, administrator, successor or assign.

       6. ARBITRATION. ANY CLAIM, CONTROVERSY OR DISPUTE BETWEEN THE GRANTEE AND THE COMPANY, UNLESS OTHERWISE COVERED BY A COLLECTIVE BARGAINING AGREEMENT, WHETHER SOUNDING IN CONTRACT, STATUTE, TORT, FRAUD, MISREPRESENTATION, DISCRIMINATION OR ANY OTHER LEGAL THEORY, INCLUDING, BUT NOT LIMITED TO, DISPUTES RELATING TO THE INTERPRETATION OF THIS SECTION 6; CLAIMS UNDER TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; CLAIMS UNDER THE CIVIL RIGHTS ACT OF 1991; CLAIMS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED; CLAIMS UNDER 42 U.S.C. 1981, 1981A, 1983, 1985, OR 1988; CLAIMS UNDER THE FAMILY AND MEDICAL LEAVE ACT OF 1993; CLAIMS UNDER THE AMERICANS WITH DISABILITIES ACT OF 1990, AS AMENDED; AND, CLAIMS UNDER THE FAIR LABOR STANDARDS ACT OF 1938, AS AMENDED, WHENEVER BROUGHT SHALL BE RESOLVED BY ARBITRATION. THE ONLY LEGAL CLAIMS BETWEEN THE GRANTEE AND THE COMPANY WHICH ARE NOT INCLUDED WITHIN THIS SECTION 6 ARE CLAIMS BY THE GRANTEE FOR WORKERS' COMPENSATION OR UNEMPLOYMENT COMPENSATION BENEFITS AND/OR CLAIMS FOR BENEFITS UNDER A COMPANY BENEFIT PLAN IF THE PLAN DOES NOT PROVIDE FOR ARBITRATION OF SUCH DISPUTES. THE GRANTEE HEREBY WAIVES AND RELEASES ALL RIGHTS TO RECOVER PUNITIVE OR EXEMPLARY DAMAGES IN CONNECTION WITH ANY COMMON LAW CLAIMS, INCLUDING CLAIMS ARISING IN TORT OR CONTRACT, AGAINST THE COMPANY. BY SIGNING THIS AGREEMENT, THE GRANTEE VOLUNTARILY, KNOWINGLY AND INTELLIGENTLY WAIVES ANY RIGHT HE OR SHE MAY OTHERWISE HAVE TO SEEK REMEDIES IN COURT OR OTHER FORUMS, INCLUDING THE RIGHT TO A JURY TRIAL AND THE RIGHT TO SEEK PUNITIVE DAMAGES ON COMMON LAW CLAIMS. THE FEDERAL ARBITRATION ACT, 9 U.S.C. 1-16 (THE "FAA") SHALL GOVERN THE ARBITRABILITY OF ALL CLAIMS, PROVIDED THAT THEY ARE ENFORCEABLE UNDER THE FAA, AS IT MAY BE AMENDED FROM TIME TO TIME. IN THE EVENT THE FAA DOES NOT GOVERN, THE COLORADO UNIFORM ARBITRATION ACT SHALL APPLY. ADDITIONALLY, THE SUBSTANTIVE LAW OF COLORADO, ONLY TO THE EXTENT CONSISTENT WITH THE TERMS STATED IN THIS SECTION 6, SHALL APPLY TO ANY COMMON LAW CLAIMS. THIS AGREEMENT SUPERSEDES ANY OTHER ARBITRATION AGREEMENT BETWEEN THE GRANTEE AND THE COMPANY TO THE EXTENT THEY ARE INCONSISTENT.

     A SINGLE ARBITRATOR ENGAGED IN THE PRACTICE OF LAW SHALL CONDUCT THE ARBITRATION UNDER THE APPLICABLE RULES AND PROCEDURES OF THE AMERICAN ARBITRATION ASSOCIATION (THE "AAA"). ANY DISPUTE THAT RELATES TO THE GRANTEE'S EMPLOYMENT WITH THE COMPANY OR TO THE TERMINATION OF THE GRANTEE'S EMPLOYMENT WILL BE CONDUCTED UNDER THE AAA EMPLOYMENT DISPUTE RESOLUTION RULES. THE ARBITRATOR SHALL BE CHOSEN FROM A STATE OTHER THAN THE GRANTEE'S STATE OF RESIDENCE AND OTHER THAN COLORADO. OTHER THAN AS SET FORTH HEREIN, THE ARBITRATOR SHALL HAVE NO AUTHORITY TO ADD TO, DETRACT FROM, CHANGE, AMEND, OR MODIFY EXISTING LAW. ALL ARBITRATION PROCEEDINGS, INCLUDING SETTLEMENTS AND AWARDS, UNDER THIS AGREEMENT WILL BE CONFIDENTIAL. THE PARTIES SHALL SHARE EQUALLY IN THE HOURLY FEES OF THE ARBITRATOR. THE COMPANY SHALL PAY THE EXPENSES (INCLUDING TRAVEL AND LODGING) OF THE ARBITRATOR. THE PREVAILING PARTY IN ANY ARBITRATION MAY BE ENTITLED TO RECEIVE REASONABLE ATTORNEYS' FEES. THE ARBITRATOR'S DECISION AND AWARD SHALL BE FINAL AND BINDING, AS TO ALL CLAIMS WHICH WERE, OR COULD HAVE BEEN RAISED IN ARBITRATION, AND JUDGMENT UPON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED TO ANY COURT HAVING JURISDICTION THEREOF. IF ANY PARTY HERETO FILES A JUDICIAL OR ADMINISTRATIVE ACTION ASSERTING CLAIMS SUBJECT TO THIS ARBITRATION PROVISION, AND ANOTHER PARTY SUCCESSFULLY STAYS SUCH ACTION AND/OR COMPELS ARBITRATION OF SUCH CLAIMS, THE PARTY FILING SAID ACTION SHALL PAY THE OTHER PARTY'S COSTS AND EXPENSES INCURRED IN SEEKING SUCH STAY AND/OR COMPELLING ARBITRATION, INCLUDING REASONABLE ATTORNEYS' FEES.

     7. Performance for Competitors. Unless otherwise determined by the Committee, in its sole discretion, or unless in compliance with the Company's Outside Director Policy, as interpreted solely by the Company's Compliance Committee, if at any time following the date hereof and before the Restricted Stock is Vested the Grantee directly or indirectly receives payment for services from, or is otherwise employed by, any person, firm or corporation in competition with the Company or engaged in providing any services whatever that are substantially the same as services provided by the Company, the Grantee shall immediately forfeit all rights under the Restricted Stock to the extent that such Restricted Stock is not Vested.

     8.  Miscellaneous.

          (i) Notices. Any notice to be given to the Company shall be personally delivered to or addressed to its Vice President, Human Resources, and any notice to be given to the Grantee shall be addressed to him/her at the address given beneath his/her signature below or such other address as the Company reasonably believes to be his/her most current address. Any notice to the Company is deemed given when received on behalf of the Company by the Vice President, Human Resources, of the Company at 188 Inverness Drive West, Suite 800, Englewood, Colorado 80112. Any notice to the Grantee is deemed given when personally delivered or enclosed in a properly sealed envelope addressed as aforesaid and deposited, postage prepaid, in a post office or branch post office regularly maintained by the United States Government.

          (II) EMPLOYMENT. THE COMPANY MAY TERMINATE AN EMPLOYEE'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE, UNLESS THE EMPLOYMENT IS COVERED BY SEPARATE CONDITIONS CONTAINED IN A COLLECTIVE BARGAINING AGREEMENT OR OTHER AUTHORIZED WRITTEN AGREEMENT, AND NOTHING CONTAINED IN THIS AGREEMENT CREATES OR IMPLIES AN EMPLOYMENT CONTRACT OR TERM OF EMPLOYMENT OR ANY PROMISE OF SPECIFIC TREATMENT UPON WHICH THE GRANTEE MAY RELY.

          (iii) Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Colorado.

           (iv) Amendments. The Company may at any time propose to amend this Agreement, but any such alteration or amendment shall be effective only if in writing, signed by a duly authorized officer of the Company and by the Grantee.

     IN WITNESS WHEREOF, the undersigned have hereunto executed this Agreement as of the date first above written.

U S WEST, INC.     GRANTEE



By:_____________________________________
_____________________________________
     [Name]

     _____________________________________
     Street Address

     _____________________________________
     City, State and Zip Code

     _____________________________________
     Social Security Number



                           IRREVOCABLE STOCK POWER


         FOR VALUE RECEIVED, the undersigned does (do) hereby sell, assign and transfer to:

     U S WEST, INC.
     84-0926774
     (Tax Identification Number)



______ shares of the common stock of U S WEST, Inc. (the "Company") represented by Grant Number __________, standing in the name of the undersigned on the books of the Company.

The undersigned does (do) hereby irrevocably constitute and appoint the Executive Vice President of Human Resources for the Company as attorney to transfer the said stock on the books of the Company, with full power of substitution in the premises.


_______________________________________     Dated:
________________________________
[Name]


_______________________________________
Dated:_________________________________








IMPORTANT -- READ CAREFULLY: The signature(s) of this Stock Power must correspond with the name(s) as written upon the face of the certificate(s) or account(s) in every particular without alternation or enlargement or any change whatever.